UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JNL Variable Fund LLC
                            JNLNY Variable Fund I LLC
    ________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                              JNL Variable Fund LLC
                            JNLNY Variable Fund I LLC
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         _______________________________________________________________

         2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

         4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________

         5) Total fee paid:

         _______________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         _______________________________________________________________

         2) Form, Schedule or Registration Statement No.:

         _______________________________________________________________

         3) Filing Party:

         _______________________________________________________________

         4) Date Filed:

         _______________________________________________________________

                              JNL VARIABLE FUND LLC

                   JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund
                JNL/Mellon Capital Management DowSM Dividend Fund
                  JNL/Mellon Capital Management S&P(R) 24 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                    JNL/Mellon Capital Management JNL 5 Fund
               JNL/Mellon Capital Management JNL Optimized 5 Fund
                     JNL/Mellon Capital Management VIP Fund
            JNL/Mellon Capital Management Communications Sector Fund
            JNL/Mellon Capital Management Consumer Brands Sector Fund
               JNL/Mellon Capital Management Financial Sector Fund
              JNL/Mellon Capital Management Healthcare Sector Fund
               JNL/Mellon Capital Management Oil & Gas Sector Fund
              JNL/Mellon Capital Management Technology Sector Fund

                            JNLNY VARIABLE FUND I LLC

                   JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund
                JNL/Mellon Capital Management DowSM Dividend Fund
                  JNL/Mellon Capital Management S&P(R) 24 Fund



                                 1 Corporate Way
                             Lansing, Michigan 48951

               NOTICE OF JOINT SPECIAL MEETING OF INTEREST HOLDERS
                           TO BE HELD DECEMBER 1, 2006

     NOTICE IS HEREBY GIVEN that a Special Joint Meeting (the "Meeting") of interest holders ("Interest Holders") of JNL Variable Fund LLC and JNLNY
Variable Fund I LLC, each a Delaware limited liability company ("Variable Funds"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on December 1, 2006 at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. ALL INTEREST HOLDERS OF EACH FUND, VOTING TOGETHER: To vote on the election of Independent Managers of the Variable Funds.

2. ALL INTEREST HOLDERS OF EACH FUND, VOTING TOGETHER: To vote on the election of an Interested Manager to replace an existing Interested Manager of the Variable Funds.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT INTEREST HOLDERS VOTE FOR ELECTION OF THE NOMINATED MANAGERS AND FOR ALL APPLICABLE PROPOSALS.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only interest holders of record at the close of business on October 2, 2006, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                            By Order of the Board of Managers,

______________, 2006                        /s/ Susan S. Rhee
Lansing, Michigan                           Susan S. Rhee
                                            Secretary

JNL VARIABLE FUND LLC: JNL/Mellon Capital Management DowSM 10 Fund, JNL/Mellon Capital Management S&P(R) 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Nasdaq(R) 15 Fund, JNL/Mellon Capital Management Value Line(R) 25 Fund, JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management S&P(R) 24 Fund, JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund.

JNLNY VARIABLE FUND I LLC: JNL/Mellon Capital Management DowSM 10 Fund, JNL/Mellon Capital Management S&P(R) 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Nasdaq(R) 15 Fund, JNL/Mellon Capital Management Value Line(R) 25 Fund, JNL/Mellon Capital Management DowSM Dividend Fund, and JNL/Mellon Capital Management S&P(R) 24 Fund.

1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                    JOINT SPECIAL MEETING OF INTEREST HOLDERS

                                December 1, 2006

This joint proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Managers (the "Managers" or "Board") of JNL
Variable Fund LLC and JNLNY Variable Fund I LLC, each a Delaware limited liability company ("Variable Funds"), of proxies to be voted at a Joint Special Meeting (the "Meeting") of interest holders of the 18 Funds of the JNL Variable Fund LLC and 7 Funds of the JNLNY Variable Fund I LLC listed above (the "Funds"), to be held on December 1, 2006, at 10:00 a.m. local time, in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Interest Holders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about October 20, 2006.

                             ADDITIONAL INFORMATION

Additional information regarding the Variable Funds and the Funds can be found in the Variable Fund's most recent annual and semi-annual reports to interest holders.

THE VARIABLE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO INTERESTHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE VARIABLE FUNDS AS OF DECEMBER 31, 2005 AND JUNE 30, 2006 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 (Annuity and Life Service Center),
(800) 599-5651 (NY Annuity and Life Service Center), (800) 777-7779 (for contracts purchased through a bank or financial institution), WRITING TO JNL VARIABLE FUNDS, P.O. BOX 378002, DENVER COLORADO 82037-8002, OR BY VISITING WWW.JNL.COM OR WWW.JNLNY.COM.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Amended and Restated Operating Agreement of each Company, dated September 9, 2004, provides that a majority of the interests entitled to vote shall be a quorum for the transaction of business at a meeting of interest holders. The Operating Agreement further provides that interests may be voted in person or by proxy. Each proxy shall be in writing, signed by the interest holder or his or her duly authorized attorney and dated. Unless voting is conducted by inspectors, the proxies and ballots shall be received and all questions regarding the qualification of voters and the validity of the proxies and the acceptance or rejection of votes shall be decided by the Chairman of the Board.

REQUIRED VOTE

The Operating Agreement provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for an interest holder vote, unless more than a simple majority is required by law or the Operating Agreement. Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the interests of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding interests of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding interests of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

CONTRACT OWNER VOTING INSTRUCTIONS

Each Company is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in membership interests (the "interests").

Interests of the Funds currently are sold only to separate accounts of Jackson National Life Insurance Company ("JacksonSM") or Jackson National Life Insurance Company of New YorkSM ("Jackson of NY") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson or Jackson of NY, respectively (each an "issuing insurer") or to regulated investment companies. Although the issuing insurers legally own all of the interests of each Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in interests of one or more Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the interests attributable to your Variable Contract. The issuing insurer will vote all such interests in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in a Fund. Contract owners at the close of business on October 2, 2006 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those interests attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the interests attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those interests in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those interests in the same proportion as interests for which instructions were received from other Contract owners. The issuing insurers have fixed the close of business on November 22, 2006 as the last day on which voting instructions will be accepted.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Variable Funds receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Variable Funds a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the interests of the Funds in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Funds entitled to vote on each proposal:

---------------------------------------------------------- ---------------------------------------------------------
                        PROPOSAL                                            FUNDS ENTITLED TO VOTE
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
1. To vote on the election of eight Independent                             All Funds, voting together
Managers to the Board of Managers.
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
2. To vote on the election of one Interested                                All Funds, voting together Manager
to replace an existing Interested Manager.
---------------------------------------------------------- ---------------------------------------------------------

PROPOSAL 1:  ELECTION OF INDEPENDENT MANAGERS

At a Board Meeting held on June 14, 2006, the Board of Managers ("Board") of the Variable Funds determined that it would be in the best interest of the Variable Funds and its interest holders to add four additional independent Managers to the existing Board which currently has five independent Managers. Information on the Managers is provided below. Additionally, at a Board Meeting on August 30, 2006, the Board determined that it would be in the best interest of the Variable Funds and its interest holders to nominate the current independent Managers for re-election. However, Joseph Frauenheim, one of the current independent Managers, has indicated that he will resign his position as "Independent Manager" effective January 1, 2007.

REQUIRED VOTE

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

SELECTION OF MANAGER NOMINEES

As outlined in the Variable Funds' Statement of Additional Information, the Board is responsible for considering manager nominees at such times as it considers electing new managers to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider interest holder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a manager nominee. In evaluating manager nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will compliment the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for manager based on whether the nominee is recommended by a interest holder.

An interest holder who wishes to recommend a manager nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation could also include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Interest holders should note that a person who owns securities issued by Prudential plc (the parent company of the Variable Funds' investment adviser and distributor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Variable Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate any individual as a manager, Board members customarily interview the individual in person. In addition, the individual is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a manager of a registered investment company.

STRUCTURE OF THE BOARD

Currently, the Board of Managers for the Variable Funds consists of six members. Five of the current Managers are "Independent Managers", i.e., they are not "interested persons" of the Variable Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Managers is an "interested persons" because of his position with Jackson and its affiliates.

Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Manager. The interested member (Mr. Fritts) currently is a Manager and an Officer of the Variable Funds. Effective January 1, 2007, Mr. Fritts will resign from the Board. Each of the current Independent Managers (Messrs. Bouchard, D'Annunzio, Frauenheim, and McLellan and Mrs. Engler) currently serves as either a Manager or Trustee of other entities advised by Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson (hereinafter are referred to collectively as the "JNL Family of Funds"). To implement this proposal with respect to the Variable Funds, four of the five current Managers are being nominated for re-election; in addition it is proposed to add four new Independent Managers to the Board of Managers. The new Board will have an identical composition for the JNL Family of Funds.

Interest holders of the Variable Funds can communicate directly with the Board of Managers by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Interest holders can communicate directly with an individual Manager by writing to that Manager at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Manager are not screened before being delivered to the addressee.

Accordingly, at the June 14, 2006 Board meeting, the Board of Managers of the Variable Funds voted to nominate William J. Crowley, Jr., James Henry, William
R. Rybak and Patricia A. Woodworth as Independent Managers. None of the new nominees currently are Managers of the Variable Funds. Each of the nominees was recommended by a Manager. Accordingly, the Board believes that with the experience of the current Managers, as well as the qualifications of the nominees, all nominees are qualified to contribute to the Board.

If the above Independent Manager Nominees are approved by interest holders of each Fund, they would begin service on or about January 1, 2007.

Also, at the August 30, 2006 Board meeting, the Board approved resolutions calling for this Special Meeting of interest holders for the purpose, among other things, of electing the nominees.

An interest holder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Manager, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Variable Funds have no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the interest holders, the remaining Managers shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Managers and officers of the Variable Funds, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Manager and other directorships of public companies or other registered investment companies held by them.

For purposes of these tables, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (49 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (18 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Each current Manager is also a Manager or Trustee of other funds in the Fund Complex and each officer of the Variable Funds is also an officer of other funds in the Fund Complex.

INDEPENDENT MANAGER NOMINEES (SEE PROPOSAL NO. 1)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
    NAME, ADDRESS AND AGE        POSITION(S)       TERM OF          PRINCIPAL              NUMBER OF              OTHER
                                                 OFFICE AND                            PORTFOLIOS IN FUND     DIRECTORSHIPS
                                  HELD WITH       LENGTH OF   OCCUPATIONS(S) DURING      COMPLEX TO BE       HELD BY NOMINEE
                                  COMPANIES      TIME SERVED       PAST 5 YEARS       OVERSEEN BY NOMINEE      FOR MANAGER
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michael Bouchard (50) 1, (3)   Manager (2)       4/00 to      Sheriff, Oakland                 75           None
1 Corporate Way                                  present      County, Michigan
Lansing, MI 48951                                             (1/99 to present);
                                                              Senator - State of
                                                              Michigan (1991 to
                                                              1999); Chairman -
                                                              Financial Services
                                                              Committee (1/95 to
                                                              1/99)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William J. Crowley, Jr. (60)   Independent       Not          Managing Partner                 75           Director of
1 Corporate Way                Manager Nominee   Applicable   (Baltimore Office) -                          Foundation Coal
Lansing, MI 48951                                             Arthur Andersen LLP                           Holdings, Inc.
                                                              (2001 to 2002); Board
                                                              Member of various                             Director of Bio
                                                              corporate boards                              Veris Corporation
                                                              (2002 to present)
                                                                                                            Director of
                                                                                                            Provident
                                                                                                            Bankshares
                                                                                                            Corporation

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Dominic D'Annunzio (68) (3)    Chairman of the   2/04 to      Acting Commissioner              75           None
1 Corporate Way                Board (2)         present      of Insurance for the
Lansing, MI 48951                                             State of Michigan
                               Manager (2)       6/03 to      (1/90 to 5/90) (8/97
                                                 present      to 5/98)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michelle Engler (48) (3)       Manager (2)       4/00 to      Attorney (1983 to                75           Director of
1 Corporate Way                                  present      present);                                     Federal Home
Lansing, MI 48951                                             First Lady of the                             Loan Mortgage
                                                              State of Michigan                             Corporation
                                                              (1990 to 2002);
                                                              Michigan Community
                                                              Service Commission
                                                              Chair (1991 to 2000)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
James Henry (67)               Independent       Not          Dean Emeritus and                75           None
1 Corporate Way                Manager Nominee   Applicable   Professor of Finance,
Lansing, MI 48951                                             Eli Broad College of
                                                              Business and Graduate
                                                              School of Management
                                                              (2001 to present)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Richard McLellan (63) (3)      Manager (2)       12/03 to     Member, Dykema                   75           None
1 Corporate Way                                  present      Gossett PLLC (Law
Lansing, MI 48951                                             Firm)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William R. Rybak (55)          Independent       Not          Executive Vice                   75           Chairman of the
1 Corporate Way                Manager Nominee   Applicable   President and Chief                           Board of
Lansing, MI 48951                                             Financial Officer,                            Trustees of
                                                              Van Kampen                                    Lewis
                                                              Investments Inc.                              University.
                                                              (1986-2000); Board                            Member of the
                                                              Member of various                             Board since 1982
                                                              corporate boards                              Member of the
                                                              (2002 to present)                             Board of
                                                                                                            Directors of
                                                                                                            Howe Barnes
                                                                                                            Investments,
                                                                                                            Inc. since 2001
                                                                                                            Member of the
                                                                                                            Boards of each
                                                                                                            of the Calamos
                                                                                                            Mutual Funds
                                                                                                            since 2002
                                                                                                            Member of the
                                                                                                            Board of
                                                                                                            Directors of The
                                                                                                            PrivateBancorp
                                                                                                            since 2003
                                                                                                            Chairman of the
                                                                                                            Board of
                                                                                                            Trustees of St.
                                                                                                            Coletta's of
                                                                                                            Illinois.
                                                                                                            Member of the
                                                                                                            Board since 2000
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Patricia A. Woodworth (51)     Independent       Not          Executive Vice                   75           None
1 Corporate Way                Manager Nominee   Applicable   President for Finance
Lansing, MI 48951                                             and Administration,
                                                              Chief Financial
                                                              Officer, Art
                                                              Institute of Chicago
                                                              (2002 to present);
                                                              Executive Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              The University of
                                                              Chicago (1998 to 2002)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------

(1) Michael Bouchard is currently running for the U.S. Senate. The election is being held on November 7, 2006. If Mr. Bouchard is elected he will resign from the Board immediately.

(2) The Chairman of the Board, interested and disinterested Managers are elected to serve for an indefinite term.

(3) Incumbent Manager


INTERESTED MANAGER NOMINEE (SEE PROPOSAL NO. 2)

---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
   NAME, ADDRESS AND AGE      POSITION(S)    TERM OF OFFICE    PRINCIPAL OCCUPATIONS(S)     NUMBER OF          OTHER
                                                                                                           DIRECTORSHIPS
                                                                                          PORTFOLIOS IN       HELD BY
                                                                                           FUND COMPLEX     MANAGER OR
                               HELD WITH     AND LENGTH OF                                 OVERSEEN BY      NOMINEE FOR
                               COMPANIES      TIME SERVED        DURING PAST 5 YEARS         NOMINEE          MANAGER
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
Mark D. Nerud (40)*          Vice           2/99 to           Chief Financial Officer     Not Applicable  Not Applicable
1 Corporate Way              President      present           of the Adviser (11/00 to
Lansing, MI  48951                                            present) and Managing
                             Treasurer      12/02 to          Board Member of the
                             and Chief      present           Adviser (11/00 to 11/03);
                             Financial                        Vice President,
                             Officer                          Treasurer, Chief
                                                              Financial Officer of
                                                              other Investment
                                                              Companies advised by the
                                                              Adviser; Vice President -
                                                              Fund Accounting &
                                                              Administration of Jackson
                                                              National Life Insurance
                                                              Company (1/00 to present)
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------

* Mr. Nerud is an "interested person" of the Variable Funds due to his positions with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor.

CURRENT INTERESTED MANAGER

---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
   NAME, ADDRESS AND AGE      POSITION(S)   TERM OF OFFICE AND          PRINCIPAL           NUMBER OF          OTHER
                                                                                          PORTFOLIOS IN
                                                                                           FUND COMPLEX
                               HELD WITH      LENGTH OF TIME      OCCUPATIONS(S) DURING    OVERSEEN BY     DIRECTORSHIPS
                               COMPANIES          SERVED              PAST 5 YEARS           MANAGER      HELD BY MANAGER
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
Robert A. Fritts * (57)      Manager **     2/99 to              Senior Vice President          75        None
1 Corporate Way                             present              (9/03 to present) and
Lansing, MI 48951                                                Controller of Jackson
                             President      12/02 to             National Life
                             and Chief      present              Insurance Company
                             Executive                           (9/82 to present);
                             Officer                             Vice President and
                                                                 Controller of Jackson
                                                                 National Life
                                                                 Insurance Company
                                                                 (8/82 to 8/03);
                                                                 Trustee or Manager,
                                                                 and (since 12/02)
                                                                 President and Chief
                                                                 Executive Officer, of
                                                                 each other investment
                                                                 company in the Fund
                                                                 Complex.
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------

* Mr. Fritts is an "interested person" of the Variable Funds due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor. Mr. Fritts is not seeking re-election and will resign effective January 1, 2007.

CURRENT OFFICERS

------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
    NAME, ADDRESS AND AGE       POSITION(S)    TERM OF OFFICE    PRINCIPAL OCCUPATIONS(S)     NUMBER OF          OTHER
                                                                                            PORTFOLIOS IN
                                                                                             FUND COMPLEX
                                 HELD WITH     AND LENGTH OF                                 OVERSEEN BY     DIRECTORSHIPS
                                 COMPANIES      TIME SERVED        DURING PAST 5 YEARS         MANAGER      HELD BY MANAGER
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Mark D. Nerud (40)             Vice           2/99 to           Chief Financial Officer     Not Applicable  Not Applicable
1 Corporate Way                President      present           of the Adviser (11/00 to
Lansing, MI 48951                                               present) and Managing
                               Treasurer      12/02 to          Board Member of the
                               and Chief      present           Adviser (11/00 to 11/03);
                               Financial                        Vice President,
                               Officer                          Treasurer, Chief
                                                                Financial Officer of
                                                                other Investment
                                                                Companies advised by the
                                                                Adviser; Vice President -
                                                                Fund Accounting &
                                                                Administration of Jackson
                                                                National Life Insurance
                                                                Company (1/00 to present)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Susan S. Rhee (34)             Vice           2/04 to           Secretary of the Adviser    Not Applicable  Not Applicable
1 Corporate Way                President,     present           (11/00 to present);
Lansing, MI 48951              Counsel and                      Assistant Vice President
                               Secretary                        of Jackson National Life
                                                                Insurance Company (8/03
                                                                to present); Associate
                                                                General Counsel of
                                                                Jackson National Life
                                                                Insurance Company (7/01
                                                                to present); Senior
                                                                Attorney of Jackson
                                                                National Life Insurance
                                                                Company (1/00 to 7/01)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Steven J. Fredricks (36)       Chief          1/05 to present   Attorney of Jackson         Not Applicable  Not Applicable
1 Corporate Way                Compliance                       National Life Insurance
Lansing, MI 48951              Officer                          Company (2/02 to 1/05);
                                                                Contract Attorney,
                                                                Godfrey & Kahn, S.C.
                                                                (2001 - 2002); Assistant
                                                                General Counsel, Aid
                                                                Association for Lutherans
                                                                (1997 to 2001)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Daniel W. Koors (36)           Assistant      9/06 to present   Assistant Vice President    Not Applicable  Not Applicable
1 Corporate Way                Treasurer                        of Jackson National Life
Lansing, MI 48951                                               Insurance Company (9/06
                                                                to present);
                                                                Partner of
                                                                Deloitte &
                                                                Touche LLP (2003
                                                                to June 2006);
                                                                Senior Manager
                                                                of Deloitte &
                                                                Touche LLP (2000
                                                                to 2003)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------

The officers of the Variable Funds serve for one year or until their respective successors are chosen. The Variable Funds' officers currently receive no compensation from the Variable Funds, but are also officers of JNAM and certain of its affiliates and receive compensation in such capacities.

MEETINGS OF THE BOARD OF MANAGERS

During 2005, the Board of Managers held four meetings. None of the incumbent Managers who were Managers in 2005 attended fewer than 75 percent of the aggregate number of meetings of the Board or of board committees of which that Manager was a member.

COMMITTEES OF THE BOARD OF MANAGERS

According to the Operating Agreements of the Variable Funds, the establishment of committees is determined by the Board of Managers. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Managers. Each committee is required to keep regular minutes of its meetings and report the same to the Board when required.

The Board of Managers has established two committees, the Audit Committee and the Pricing Committee. However, the Board has not established a nominating committee. The Board of Managers is responsible for considering manager nominees at such times as it considers electing new managers to the Board. In addition, the Board of Managers formalized the procedures by which interest holders may recommend nominees to the Board of Managers. The procedures provide an address to which interest holder nominees may be submitted. Therefore, although the Board of Managers has not established a formal nominating committee, the Board of Managers carries out all of the functions of a nominating committee and has established procedures for the selection of new Managers and for the submission of interest holder nominees.

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Variable Funds to the public or government agencies. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Variable Funds' independent auditor, and for the approval of the auditor's fee, including the review and evaluation of all matters and relationships pertaining to the Variable Funds' independent registered public accounting firms, including their independence. The Audit Committee also reviews the Variable Funds' internal controls regarding finance, accounting, legal compliance and the Variable Funds' auditing, accounting and financial processes generally. The Audit Committee's oversight is discharged by regularly meeting with management and the Variable Funds' independent registered public accounting firm and keeping current on industry developments. The Audit Committee also serves as the Variable Funds' "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission ("SEC"). Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 4 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND THEIR FAMILY MEMBERS

None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the Variable Funds) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

MANAGERS' AND MANAGER NOMINEES' OWNERSHIP OF SHARES IN THE VARIABLE FUNDS OF THE VARIABLE FUNDS

As of December 31, 2005, the Managers and Manager nominees beneficially owned the following interests in shares of the Variable Funds:

----------------------------- ------------------------------------------------------------- ---------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE MANAGER IN THE
                                                                                            FAMILY OF INVESTMENT COMPANIES
MANAGER                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Robert A. Fritts              None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Michael Bouchard              None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Michelle Engler               None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Joseph Frauenheim             None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Richard McLellan*             None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Dominic D'Annunzio**          None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
William J. Crowley, Jr.       None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
James Henry                   None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
William R. Rybak              None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Patricia A. Woodworth         None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------

* Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

** During 2005, Mr. D'Annunzio deferred a portion of his compensation as a Manager into a Deferred Compensation Plan. The Funds have adopted a Deferred Compensation Plan whereby non-interested Managers may defer the receipt of their compensation. Deferred amounts are invested at a rate of return equal to the rate credited under the Jackson National Life Insurance Company Fixed Rate Option.

     As is described in the prospectus, shares in the Funds of the Variable Funds are sold only to Jackson and Jackson of New York, to qualified retirement plans and other regulated investment companies. The beneficial interests of Mr. Fritts in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY INDEPENDENT MANAGERS AND INDEPENDENT MANAGER NOMINEES OF INTERESTS IN CERTAIN AFFILIATES OF THE VARIABLE FUNDS

     As of December 31, 2005, none of the independent Managers and none of the nominees for independent Managers, nor any member of their immediate families, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

MANAGER COMPENSATION

     The Manager who is an "interested person" receives no compensation from the Variable Funds. Each disinterested Manager (except the Chairman of the Board) is paid by the Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. The Chairman of the Board receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. Each Manager receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

For the fiscal year ended December 31, 2005, the disinterested Managers received the following fees for service as Manager:

                                                                  PENSION OR
                                                             RETIREMENT BENEFITS
                                                              ACCRUED AS PART OF                           TOTAL COMPENSATION
                                             AGGREGATE          VARIABLE FUND           ESTIMATED         FROM VARIABLE FUNDS
                                            COMPENSATION           EXPENSES          ANNUAL BENEFITS            AND FROM
            MANAGER                        FROM VARIABLE                                   UPON               FUND COMPLEX
                                               FUNDS*                                   RETIREMENT
            Joseph Frauenheim                 $70,000                 $0                    $0                   $70,000
            Richard McLellan                  $65,000                 $0                    $0                   $65,000
            Dominic D'Annunzio (1)            $72,500                 $0                    $0                   $72,500
            Michael Bouchard                  $60,000                 $0                    $0                   $60,000
            Michelle Engler                   $60,000                 $0                    $0                   $60,000
            Steven J. Fredricks**            $124,910                 $0                    $0                  $124,910

(1) Mr. D'Annunzio deferred $36,250.

* The fees paid to the independent Managers are paid for combined meetings of the Funds in the Fund Complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

** Mr. Fredricks' compensation is paid by the Variable Funds for his duties as the Chief Compliance Officer of the Fund Complex.

     Neither the Variable Funds nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as the Variable Funds' independent public accountants for the fiscal year ending December 31, 2006. Representatives of KPMG are not expected to be present at the Special Meeting.

AUDIT FEES

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2005 and December 31, 2004 as follows:

-------------------------------------------------------------------------------------------------------------------
                                                         2005

-------------------------------------------------------------------------------------------------------------------
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
COMPANY              AUDIT FEES           AUDIT RELATED     TAX FEES           ALL OTHER FEES    TOTAL FEES
                                          FEES
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------

-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
JNL Variable Fund    $ 63,690             $  33,320         $ 13,600           $ 0               $ 110,610
LLC
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------
JNLNY Variable       $ 29,060             $  15,550         $ 0                $ 0               $ 44,610
Fund I LLC
-------------------- -------------------- ----------------- ------------------ ----------------- ------------------


---------------------------------------------------------------------------------------------------------------------
                                                         2004

---------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
COMPANY               AUDIT FEES         AUDIT RELATED      TAX FEES           ALL OTHER FEES      TOTAL FEES
                                         FEES
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------

--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
JNL Variable Fund     $ 88,500           $  6,469           $ 23,555           $ 0                 $ 118,524
LLC
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
JNLNY                 $ 41,300           $  3,019           $ 10,992           $ 0                 $ 55,311
Variable Fund I LLC
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------

KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

The Audit Committee is authorized to pre-approve non-audit services provided by the Variable Funds' auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Variable Funds on the same terms as the full Audit Committee previously had approved for the then existing funds. The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT INTEREST HOLDERS VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF MANAGERS LISTED IN PROPOSAL 1.

PROPOSAL 2: ELECTION OF INTERESTED MANAGER

STRUCTURE OF THE BOARD

Currently, the Board of Managers for the Variable Funds consists of six members. Five of the current Managers are "Independent Managers", i.e., they are not "interested persons" of the Variable Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Managers is an "interested person" because of his position with Jackson and its affiliates.

Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Managers. The interested member (Mr. Fritts) currently is an Officer, as appropriate, of each entity in the JNL Family of Funds. Mr. Fritts indicated that he will resign his position as "Interested Manager" effective January 1, 2007. Accordingly, the Board of Managers of the Variable Funds voted to nominate Mr. Mark D. Nerud to replace Mr. Fritts. Mr. Nerud is currently Vice President, Treasurer and Chief Financial Officer of the JNL Family of Funds. The Board believes that with his experience and qualifications, he is qualified to contribute to the Board.

If the Interested Manager nominee is approved by interest holders of each Fund, he will begin service on or about January 1, 2007.

REQUIRED VOTE

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominee. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominee listed above unless the proxy is marked otherwise.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT INTEREST HOLDERS VOTE "IN FAVOR" OF THE NOMINEE FOR THE BOARD OF MANAGERS LISTED IN PROPOSAL 2.

                               OUTSTANDING SHARES

The Managers have fixed the close of business on October 2, 2006, as the Record Date for the determination of the interest holders in each Fund entitled to vote at the Meeting. Interest holders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares for each Fund:

------------------------------------------------------------------------------- ---------------------------
FUND                                                                                SHARES OUTSTANDING
------------------------------------------------------------------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND LLC
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management DowSM 10 Fund - Class A                               64,290,709.347
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund - Class A                              50,552,873.112
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Global 15 Fund - Class A                              54,269,417.342
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Nasdaq(R) 15 Fund - Class A                           5,097,781.385
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Value Line(R) 25 Fund - Class A                       48,008,815.360
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management DowSM Dividend Fund - Class A                         15,505,868.492
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management S&P(R)24 Fund - Class A                               903,551.217
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management 25 Fund - Class A                                     50,915,110.714
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management 25 Fund - Class B                                     19,667.812
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Select Small-Cap Fund - Class A                       29,599,005.715
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Select Small-Cap Fund - Class B                       4,569.846
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management JNL 5 Fund - Class A                                  213,955,484.546
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management JNL 5 Fund - Class B                                  437,380.397
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund - Class A                        5,481,565.557
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund - Class B                        12,535.864
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management VIP Fund - Class A                                    29,120,678.610
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management VIP Fund - Class B                                    83,198.897
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Communications Sector Fund - Class A                  8,859,098.008
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Communications Sector Fund - Class B                  26,427.168
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Consumer Brands Sector Fund - Class A                 1,726,961.864
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Consumer Brands Sector Fund - Class B                 9,245.703
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Financial Sector Fund - Class A                       3,196,890.146
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Financial Sector Fund - Class B                       10,903.807
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Healthcare Sector Fund - Class A                      6,313,269.032
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Healthcare Sector Fund - Class B                      15,208.841
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund - Class A                       8,843,330.326
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund - Class B                       18,244.757
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Technology Sector Fund - Class A                      6,466,811.392
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Technology Sector Fund - Class B                      24,933.357
------------------------------------------------------------------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------
JNLNY VARIABLE FUND I LLC
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management DowSM 10 Fund - Class A                               1,389,226.812
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund - Class A                              1,409,547.06
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Global 15 Fund - Class A                              1,451,580.725
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Nasdaq(R) 15 Fund - Class A                           241,214.519
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management Value Line(R) 25 Fund - Class A                       3,348,499.269
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management DowSM Dividend Fund - Class A                         1,152,557.103
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL/Mellon Capital Management S&P(R)24 Fund - Class A                               122,130.086
------------------------------------------------------------------------------- ---------------------------

As of October 2, 2006, the officers and Managers of the Variable Funds, as a group, owned less than 1% of the then outstanding shares of any Fund.

As of October 2, 2006, the following persons beneficially owned more than 5% of the shares of the Funds indicated below:

---------------------------------------- ------------------------------ ------------------------ -------------------
FUND                                     NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                    SHARES OWNED
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT 25 FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      7,490.637            38.09%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                     24,428.243            92.44%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      9,078.793            98.19%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      8,413.087            77.16%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      8,729.499            57.40%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND - CLASS A

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                    500,000.00              9.12%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                     10,000.00             79.77%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      4,755.189            26.06%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                      4,192.872            91.75%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                     17,747.875            71.18%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------
--------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT VIP FUND - CLASS B

--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------ -------------------
                                         Jackson National Life                     10,049.459            12.08%
                                         Insurance Company (seed
                                         money) 1 Corporate Way Lansing, MI
                                         48951
---------------------------------------- ------------------------------ ------------------------ -------------------

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company interest holders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Variable Funds, as of October 2, 2006, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

------------------------------------------ ------------------------------- ---------------------- --------------------
FUND                                       NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 24 FUND  Mark Nerud                               108,133.87           88.54%
- CLASS A                                  Jackson National Life
                         Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 24 FUND  Mark Nerud                               416,226.844          46.07%
(NY)                                       - CLASS A Jackson National Life
                                           Insurance Company (seed money)1
                                           Corporate Way Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL Jeffery Durbin                             2,134.122          46.70%
CAP FUND - CLASS B                         12705 Machette Tr.
                                           Austin, TX  78729
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND -    Thomas Porter                             16,718.021          85.00%
CLASS B                                    8180 Wembley Ct.
                                           Chargin Falls, OH 44023
------------------------------------------ ------------------------------- ---------------------- --------------------

                        INFORMATION ABOUT THE DISTRIBUTOR

The Variable Funds' Distributor is JNLD, a wholly-owned subsidiary of Jackson. JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237. JNLD is a wholly-owned subsidiary of Jackson.

                                 OTHER BUSINESS

The Managers do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Variable Funds does not hold regular meetings of interest holders. Interest holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of interest holders should send their written proposals to the Secretary of the Variable Funds at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of interest holders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of interest holders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Managers has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the interest holders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Variable Funds, JNAM or officers or employees of Jackson.

JNAM, as the Variable Funds' Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation and a concurrent proxy solicitation being conducted by other members of the JNL Family of Funds is approximately $900,000.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM. The Variable Funds do not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee
Susan S. Rhee
Secretary

Dated: _______________, 2006
Lansing, Michigan

APPENDIX A

                                JNL SERIES TRUST
                           JNL INVESTORS SERIES TRUST
                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

                AUDIT COMMITTEE OF THE BOARD OF TRUSTEES/MANAGERS

                                     CHARTER

I.       PURPOSE

     The responsibilities of the Audit Committee are to assist the Board of Trustees/Managers (Funds' Board) in overseeing the Funds' independent accountants, accounting policies and procedures, and other areas relating to each Funds' auditing processes. The purposes of the Audit Committee is to assist Board oversight of (i) the integrity of the Funds' financial statements, (ii) the independent accountants' qualifications and independence, and (iii) the performance of the independent accountants.

     The function of the Audit Committee and the Board is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Funds' annual financial statements. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Board has the ultimate authority and responsibility to retain and terminate the Funds' independent accountants (subject, if applicable, to shareholder ratification).


     The Audit Committee will assist the Board by:


               1. Evaluating and assessing, and making recommendations to the Board regarding, the selection, retention or termination, as appropriate, of the Funds' independent accountants.

               2.   Monitoring the independence of the independent accountants.

               3. Considering whether the non-audit services provided by the Funds' independent accountants to the Funds, the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, are compatible with maintaining the independent accountants' independence;

               4. Reviewing and evaluating the qualifications and performance of the independent accountants, as well as the lead partner of the independent accountants;

               5. Evaluating and approving, if found appropriate, the terms of engagement of the Funds' independent accountants, including their fees and expenses.

               6. Pre-approving any accounting firm's engagement to render audit or non-audit services, as required by law, including applicable non-audit services provided to the Funds' investment manager and any entity in a control relationship with the investment manager that provides ongoing services to the Funds.

               7. Reviewing with the independent accountants, (i) the arrangements for, the scope of and the results of the annual audit and any special audits with the independent accountants; and (ii) the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers.

               8. Reviewing and discussing with the independent accountants, and management of the Funds, the Funds' annual financial statements and the independent accountant's opinion thereon as well as any reports or other financial information submitted to the public or to government agencies, including any certification, report, opinion, or review rendered by the independent accountants.

               9. Considering the independent accountants' and management's judgments about, the quality and appropriateness of the Funds' accounting and financial reporting policies and its internal controls.

               10. Reviewing with the Funds' principal executive officer and/or principal financial officer in connection with required certifications on form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Funds' internal control over financial reporting.

               11. Reviewing, as appropriate and in consultation with management of the Funds and the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to accounting policies and procedures applicable to the Funds as well as any management responses to comments relating to those policies and procedures.

               12. Discussing guidelines and policies governing the process by which management of the Funds and the relevant service providers of the Funds assess and manage the Funds' exposure to financial risk, and to discuss the Funds' most significant financial risk exposures and the steps management has taken to monitor and control such exposures.

               13. Reviewing any disagreement with management reported by the independent accountants in connection with the selection of accounting principles or the preparation of the financial statements.

               14. Investigating, when the Audit Committee deems it necessary, potential improprieties or improprieties in the Funds' operations.

               15. Establishing procedures for (i) the receipt, retention and treatment of complaints received by the Funds relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Funds' investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Funds of concerns about accounting or auditing matters.

               16. Recommending to the Board, when the Audit Committee deems it advisable, that the independent accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

               17. Meeting periodically with management of the Funds (outside the presence of the independent accountants) and with the independent accountants of the Funds (outside the presence of Fund management) to discuss any issues relating to the Funds' audited financial statements or otherwise arising from the Audit Committee's functions.

               18. Obtaining and reviewing, at least annually, a report by the Funds' independent accountants describing: (i) such independent accountants' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more
                    independent   audits   carried   out  by  such   independent
                    accountants, and any steps taken to deal with any such issues.

               19. Reviewing policies followed by the Funds' investment adviser for hiring employees or former employees of the Funds' independent accountants.

               20.  Reporting regularly to the Board.

               21.  Conducting an annual self-evaluation.

               22.  Providing  an  open  avenue  of   communication   among  the
                    independent accountants, financial and senior management and the Board.

               23.  Performing  any  other   activities   consistent  with  this
                    Charter, the Funds' By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

               24.  Reviewing   and  updating  this  Charter   periodically   as
                    conditions dictate.

     The Chairman of the Audit Committee is authorized, on behalf of the Audit Committee, to pre-approve the engagement of the independent accountants previously approved by the full Audit Committee to provide, with respect to any newly established funds, the same types of audit and non-audit services on the same terms as the full Audit Committee previously approved for the existing funds. Individual projects that are not presented to the Audit Committee as part of the pre-approval process, will be subject to pre-approval by the Audit Committee Chair (or any other Audit Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $10,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

     The Audit  Committee  may act as a  Qualified  Legal  Compliance  Committee
(QLCC), as described in Section 205.2(k) of the rules of practice of the Securities and Exchange Commission (Commission), and in connection therewith have and exercise such authority and responsibility as the Board shall delegate to the Audit Committee by resolution. In acting as a QLCC, the Audit Committee shall adopt and maintain such written procedures as its deems appropriate for the confidential receipt, retention and consideration of any report of evidence of a material violation described in Section 205.3 of the rules of practice of the Commission.

     The Audit Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more of the Trustees or Managers of the Funds, none of whom is an "interested person" of the Funds as defined in section 2(a)(19) of the 1940 Act, and each of whom shall not accept directly or indirectly any consulting, advisory or other compensation fees from the Funds (other than fees for being a board member or member of the audit any other board committee). At least one member of the Audit Committee shall have a working familiarity with basic finance and accounting practices. The Board shall determine whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.


III.     MEETINGS

     The Audit Committee shall meet as frequently as it deems necessary to discharge its duties, with or without prior written notice. The Audit Committee will meet at least annually with the Funds' management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.


     The Audit Committee may, if it deems appropriate, meet by telephone conference (or any other means by which each member of the Audit Committee may hear and be heard by the other members of the Audit Committee), and any action taken at such a meeting shall have the same effect as an action taken at a meeting held in person with due notice.


     The Audit Committee also may, if it deems appropriate, act by unanimous consent in writing without a meeting and, upon counterparts evidencing the written consent of each member of the Audit Committee being filed with the records of the Audit Committee, such action shall have the same effect as an action taken at a meeting held in person with due notice.



Adopted May 13, 2004, and amended December 13, 2005.

                                                   EZVOTE(SM)  CONSOLIDATED  VOTING INSTRUCTION CARD
JNL VARIABLE FUND LLC                              The top half of this form is your EzVote  Consolidated  Voting Instruction Card.
JNLNY VARIABLE FUND I LLC                          It  reflects  all of your  Variable  Contracts  registered  to the  same  Social
                                                   Security  or Tax  I.D.  number  at this  address.  By  voting  and  signing  the
                                                   Consolidated  Voting Instruction Card, you are giving  instructions  relating to all of these  Variable  Contracts in the same manner as indicated on the reverse side of the  form.  THIS  ELIMINATES  THE NEED TO VOTE  EACH  VARIABLE  CONTRACT
                                                   SEPARATELY.
GRAPHIC OMITTED

                                    INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR
                                         JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                                     FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2006
The undersigned  hereby instructs Jackson National Life Insurance Company and/or Jackson  National  Life  Insurance  Company  of
New York (the  "Companies"),  as issuers through their respective  separate accounts of the Variable  Contract(s)owned by the undersigned, to vote all the interests in each fund of JNL Variable Fund LLC or JNLNY Variable Fund I LLC related to the Variable
Contract owned by the  undersigned at the Special Joint Meeting of Interest Holders to be held on December 1, 2006, at 10:00 a.m.
Eastern Time at the offices of Jackson National Life  Insurance  Company,  1 Corporate Way,  Lansing,  Michigan  48951,  and any
adjournment  thereof  ("Meeting").  THESE  INSTRUCTIONS  ARE BEING  SOLICITED BY JACKSON  NATIONAL  LIFE  INSURANCE  COMPANY, ON
BEHALF OF ITS JACKSON  NATIONAL SEPARATE  ACCOUNTS I, III, IV, AND/OR V AND BY JACKSON  NATIONAL LIFE  INSURANCE COMPANY OF NEW
YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNT I. THE COMPANY THAT ISSUED  YOUR  VARIABLE  CONTRACT  WILL VOTE THE  INTERESTS
RELATED  THERETO  AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS
TO VOTE  "FOR" THE  PROPOSALS  SPECIFIED  ON THE REVERSE SIDE. THIS VOTING  INSTRUCTION CARD ALSO GRANTS  DISCRETIONARY  POWER TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                   Date __________________ , 2006

                                                                   GRAPHIC OMITTED (BOX)

                                                                   Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN
                                                                   BOX) Please sign exactly as name appears hereon. If Variable
                                                                   Contracts are held in the name of two or more persons,  both should sign. Attorneys-in-fact,  executors,  administrators, etc.  should  so  indicate.  If  the  Contract  owner  is  a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                                                                   JNL VF EZ -PK

                         IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS

           FAST, CONVENIENT VOTING OPTIONS!                                                         INDIVIDUAL BALLOTS

*    GIVE  INSTRUCTIONS  BY  TELEPHONE.  Call our  toll-free      TO GIVE  INSTRUCTIONS  FOR EACH FUND AND  VARIABLE  CONTRACT
     dedicated voting number  1-888-221-0697  and follow the      SEPARATELY.  On the  reverse  side  of  this  form  (and  on
     recorded instructions. The voting site is open 24 hours      accompanying  pages,  if necessary) you will find individual
     a day, 7 days a week.  You may give  instructions  with      ballots, one for each Investment Division under each of your
     respect to all Funds and Variable  Contracts at once or      Variable  Contracts.  IF YOU  HAVE  VOTED  THE  CONSOLIDATED
     for each Fund under each Variable Contract  separately.      VOTING  INSTRUCTION  CARD  ABOVE,  YOU  DO  NOT  VOTE  THESE
     Your  instructions  will be confirmed at the end of the      INDIVIDUAL  BALLOTS.  If you wish to give  instructions with
     call.                                                        respect   to  each  Fund  under   each   Variable   Contract
                                                                  separately,   sign  the  signature  box  below,   mark  each
*    GIVE  INSTRUCTIONS  ON  THE  INTERNET.  Log  on to  our      individual ballot to indicate your instructions,  detach the
     Internet voting web site - WWW.PROXYWEB.COM  and follow      form at the  perforation  above and  return  the  individual
     the on-screen  instructions.  You may give instructions      ballots portion only.
     with  respect to all Funds and  Variable  Contracts  at
     once or for each  Fund  under  each  Variable  Contract      NOTE:If you elect to give instructions with respect to each
     separately.   You  may  request  confirmation  of  your            Fund under each Variable  Contract  separately,  DO NOT
     instructions.                                                      RETURN the Consolidated Voting Instruction Card above.

                                                                   SIGN AND DATE BELOW IF YOU ARE GIVING INSTRUCTIONS FOR EACH
                                                                              FUND AND VARIABLE CONTRACT SEPARATELY.

                                                                  Date __________________ , 2006

                                                                  GRAPHIC OMITTED (BOX)

                                                                  Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN BOX)
                                                                  Please sign exactly as name appears hereon. If Variable Contracts are held in the name of two or more  persons,  both should  sign.
                                                                  Attorneys-in-fact,  executors,  administrators,  etc.  should  so indicate.  If the Contract owner is a corporation or partnership, please sign in full corporate or  partnership  name by authorized person.

                                                                                                                     JNL VF IND- PK

                                                            EZVOTESM CONSOLIDATED VOTING INSTRUCTION CARD

                                        PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                        PLEASE DO NOT USE FINE POINT PENS.


THESE  VOTING  INSTRUCTIONS  ARE  JOINTLY  SOLICITED  BY JACKSON  NATIONAL  LIFE INSURANCE  COMPANY AND JACKSON NATIONAL LIFE
INSURANCE  COMPANY OF NEW YORK. THE BOARD  UNANIMOUSLY  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR  ELECTION  OF  THE NOMINATED
TRUSTEES.

1. To vote on the election of Independent Trustees to the Board of Trustees:           FOR        WITHHOLD        FOR ALL
   Nominees:  (01)  William J. Crowley, Jr.     (03) William R. Rybak                  [ ]          [ ]             [ ]
              (02)  James Henry                 (04) Patricia A. Woodworth


   *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.


2. To vote on the  election  of one  Interested  Trustee to replace an  existing       FOR        WITHHOLD
   Interested Trustee: 0 0 Nominee: Mark D. Nerud                                      [ ]          [ ]


3. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                JNL VF EZ - PK

                         IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS

                                                       INDIVIDUAL BALLOTS
                NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.



1. To elect Independent Trustees to the Board of Trustees.  FOR    WITHHOLD   FOR ALL
   (See Nominee list on consolidated ballot.)               ALL      ALL      EXCEPT*

    *EXCEPT __________________________________________      [ ]      [ ]        [ ]

2. To replace an existing Interested Trustee:               FOR    WITHHOLD
   Nominee: Mark D. Nerud                                   [ ]      [ ]
                                                                                                                    JNL VF IND - PK

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JNL VARIABLE FUND LLC
JNLNY VARIABLE FUND I LLC




                                          YOUR INSTRUCTIONS ARE IMPORTANT.

                                          FAST, CONVENIENT VOTING OPTIONS!

GIVE   INSTRUCTIONS  BY  TELEPHONE.   Call  our  toll-  free            GIVE  INSTRUCTIONS  ON THE INTERNET.  Log on to our Internet
dedicated voting number  1-888-221-0697.  The voting site is            voting web site - WWW.PROXYWEB.COM  and follow the on-screen
open 24  hours a day,  7 days a week.  Follow  the  recorded            instructions.   You  may   request   confirmation   of  your
instructions. Your instructions will be confirmed at the end            instructions.
of the call.

                            IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE
                      AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.




                          INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR JACKSON
                                      NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                             FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2006

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York
(the "Companies"), as issuers through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the interests in each fund of JNL Variable Fund LLC or JNLNY Variable Fund I LLC related to the Variable Contract owned by the undersigned at the Special Joint Meeting of Interest Holders to be held on December 1, 2006, at 10:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof
("Meeting"). THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, ON BEHALF OF ITS JACKSON NATIONAL
SEPARATE ACCOUNTS I, III, IV, AND/OR V AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE
ACCOUNT I.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT WILL VOTE THE INTERESTS RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE
CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.
THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.

                                                                        Date __________________ , 2006

                                                                        GRAPHIC OMITTED (BOX)


                                                                        Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN
                                                                        BOX) Please sign exactly as name appears hereon. If Variable
                                                                        Contracts are held in the name of two or more persons,  both should sign. Attorneys-in-fact,  executors,  administrators, etc.  should  so  indicate.  If  the  Contract  owner  is  a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                                                                 JNL VF Single - PK
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                                 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                 PLEASE DO NOT USE FINE POINT PENS.


THESE  VOTING  INSTRUCTIONS  ARE  JOINTLY  SOLICITED  BY JACKSON  NATIONAL  LIFE INSURANCE  COMPANY AND JACKSON NATIONAL LIFE
INSURANCE  COMPANY OF NEW YORK. THE BOARD  UNANIMOUSLY  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR  ELECTION  OF  THE
NOMINATED TRUSTEES.

1. To vote on the election of Independent Trustees to the Board of Trustees:    FOR        WITHHOLD        FOR ALL
                                                                                ALL          ALL           EXCEPT*
   Nominees:  (01)  William J. Crowley, Jr.     (03) William R. Rybak
              (02)  James Henry                 (04) Patricia A. Woodworth      [ ]          [ ]             [ ]

   *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.

2. To vote on the  election  of one  Interested  Trustee to replace an          FOR        WITHHOLD
   existing Interested Trustee:
   Nominee: Mark D. Nerud                                                       [ ]          [ ]


3. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                             JNL VF Single - PK

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